UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022 (December 2, 2022)

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor

Cambridge, MA 02142

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MACK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On Friday, December 2, 2022, Merrimack Pharmaceuticals, Inc. (“Merrimack” or the “Company”) entered into an Amendment to Section 382 Rights Plan with Computershare Trust Company, N.A (the “Rights Plan Extension”), extending the term of the Section 382 net operating loss rights plan (the “Plan”) that was adopted in 2019. The Plan is designed to protect the Company’s ability to use its valuable net operating loss (“NOL”) carryforwards and certain other valuable tax attributes. The extension is effective through December 2, 2025 but would terminate at the time of the Company’s 2023 annual meeting if the extension is not approved by the Company’s shareholders at that annual meeting.

In connection with the adoption of the Plan, on December 3, 2019, the Company filed a Certificate of Designation of Series Z Junior Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”). The terms and provisions of the Certificate of Designation are unchanged by the Rights Plan Extension.

The foregoing description of the Rights Plan Extension does not purport to be a complete statement of the parties’ rights under the Rights Plan Extension and the Plan and is qualified in its entirety by reference to the full text of the Amendment to Section 382 Rights Plan, a copy of which is filed with this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 5, 2022, Merrimack issued a press release entitled “Merrimack Pharmaceuticals Extends Section 382 Net Operating Loss Rights Plan.” The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Merrimack press release was also simultaneously furnished on Merrimack’s website.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

To the extent that statements contained in the Merrimack August 3, 2022 press release are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include any statements about Merrimack’s strategy, future operations, future financial position, future revenues and future expectations and plans and prospects for Merrimack, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. In this press release, Merrimack’s forward-looking statements include, among others, Merrimack’s rights to receive payments related to certain milestone events or whether such milestones will be achieved, if at all, the sufficiency of Merrimack’s cash resources and Merrimack’s strategic plan, including any potential distribution of additional cash. Such forward-looking statements involve substantial risks and uncertainties that could cause Merrimack’s future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others: Positive information about pre-clinical and early stage clinical trial results does not ensure that later stage or larger scale clinical trials will be successful. For example, Onivyde® may not demonstrate promising therapeutic effect or appropriate safety profiles in current or later stage or larger scale clinical trials as a result of known or as yet unanticipated side effects. The results achieved in later stage trials may not be sufficient to meet applicable regulatory standards or to justify further development. Problems or delays may arise prior to the initiation of planned clinical trials, during clinical trials or in the course of developing, testing or manufacturing that could lead Ipsen and Elevation Oncology and their partners and collaborators to fail to initiate or to discontinue development. Even if later stage clinical trials are successful, unexpected concerns may arise from subsequent analysis of data or from additional data. Obstacles may arise or issues may be identified in connection with review of clinical data with regulatory authorities. Regulatory authorities may disagree with Ipsen and Elevation Oncology’s view of the data or require additional data or information or additional studies. In addition, the planned timing of initiation and completion of clinical trials based upon Onivyde and the anti-HER Program are subject to the ability of each of Ipsen and Elevation Oncology, respectively, to enroll patients, enter into agreements with clinical trial sites and investigators, and overcome technical hurdles and other issues related to the conduct of the trials for which each of them is responsible. Additionally, each of Ipsen and Elevation Oncology are subject to the risk that they may not successfully commercialize these development programs. Merrimack is also subject to the risk that it may not have funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements. In addition, press releases and other public statements by Ipsen and Elevation Oncology may contain forward-looking statements. Merrimack undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing Merrimack’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Merrimack’s business in general, see the “Risk Factors” section of Merrimack’s Annual Report on Form 10-K filed with the SEC on March 9, 2022, any subsequent quarterly report on Form 10-Q filed by Merrimack and the other reports Merrimack files with the Securities and Exchange Commission.

Item 9.01	Financial Statements And Exhibits

(d)    Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Amendment to Section 382 Rights Plan dated December 2, 2022.

99.1	Press release dated December 5, 2022, titled “Merrimack Pharmaceuticals Extends Section 382 Net Operating Loss Rights Plan.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: December 5, 2022	By:	/s/ Gary L. Crocker
Gary L. Crocker
President